                                 UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K

                                 CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                 Date of Earliest Event Reported: September 23, 2009

                            Calibert Exploration, Ltd.

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             (Exact name of registrant as specified in its charter)

             Nevada                  000-53346

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(State or other jurisdiction    (Commission File        (IRS Employer

  of incorporation)                  Number)             Identification

                3246 D’Herelle Street Montreal Quebec, Canada, H1Z 2B

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               (Address of Principal Executive Offices) (Zip Code)

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               Registrant's telephone number, including area code

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                         (Former name or former address,

                          if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 5 - CORPORATE GOVERANCE AND MANAGEMENT

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of Officers

On September 23, 2009 Mr. Andre Benard resigned as president of the Company, and will remain on the board of directors in the capacity of Secretary, Treasurer and a Director.

Appointment of Officer and Director

John Kenney Berscht, President and Director

On September 23, 2009, Mr. John Kenney Berscht was appointed to the board in the capacity of President and a Director of the Company.

Mr. Berscht has worked in the investment banking and financial industry, specializing in the Natural Resource sector. During the last 5 years, Mr. Berscht has worked as a Vice President of International Enerplus, a Canadian income trust, managing their offshore branch in  Europe.  He has served as the President of Odyssey Management in the Cayman Islands and is registered as a Mutual Fund administrator in Cayman. Most recently, Mr. Berscht serves as president and a Director of Blugrass Energy, Inc. a Company Traded on the OTCBB under the symbol BLUG, and previously served as the Interim President and a director of Sterling Mining Company, until January 2009.

Mr. Berscht has a degree in Business Administration with Honors from the University of Western Ontario. During his years in the investment  business,  he qualified with the Investment  Dealers  Association  (IDA) in Canada  and as a general principal with the New York Stock Exchange  (NYSE). Mr. Berscht is currently a member of the SME and, in Europe, is registered as an Independent Financial Advisor (IFA).

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of business acquired. Not applicable
(b) Pro forma financial information. Not applicable
(c) Exhibits

Exhibit No. Description

99.1 Appointment of Directors

99.2 Appointment of Officers.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934,

the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                         Calibert Exploration, Ltd.

                                        By: /s/ Andre Benard

                                            ____________________

                                            Andre Benard, Secretary,

                                            Treasurer

                                        Date: September 24, 2009